UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 26, 2006

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1245 Q Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        As described in more detail under Item 2.01 of this Current Report on Form 8-K, on May 30, 2006, National Research Corporation (the “Company”), entered into an asset purchase agreement (the “Purchase Agreement”) with TGI Group, LLC, a Delaware limited liability company (“TGI”), and two of its members, Housatonic Equity Partners SBIC, L.P. and Gordon Clark (the “Members”), pursuant to which the Company acquired substantially all of the assets and certain of the liabilities of TGI. The description of the material terms of the Purchase Agreement set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

        In connection with, and in order to partially finance, the acquisition, on May 26, 2006, the Company entered into a credit facility (the “Credit Facility”) with U.S. Bank National Association (“U.S. Bank”). The material terms of the Credit Facility are contained in the Revolving Credit Agreement between the Company and U.S. Bank, dated May 26, 2006 (the “Credit Agreement”) and the related Revolving Credit Note (the “Revolving Credit Note”) and Installment or Single Payment Note (the “Term Note”), each issued by the Company to U.S. Bank on May 26, 2006. A more detailed description of the Credit Facility, including the Credit Agreement, Revolving Credit Note and Term Note, are set forth under Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

        On May 30, 2006, the Company completed the acquisition of substantially all of the assets and certain of the liabilities of TGI in accordance with the terms and conditions of the Purchase Agreement. At the closing of the acquisition, the Company paid TGI $19.8 million, subject to certain post-closing adjustments, and assumed approximately $2.5 million of net current liabilities. Of the $19.8 million paid by the Company to TGI at the closing, $1.95 million was deposited in an escrow account, which amount will be released and paid to TGI in twelve months, subject to certain indemnification claims thereto by the Company during that period.

        The Company financed the acquisition by using (1) cash on hand of $7.3 million and (2) borrowings under its Credit Facility, which is discussed in more detail under Item 2.03 of this Current Report on Form 8-K.

        The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.1 hereto. A copy of the press release issued by the Company regarding the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        In connection with, and in order to partially finance, the acquisition of substantially all of the assets of TGI, the Company entered into the Credit Facility.

        On May 26, 2006, the Company borrowed $9.0 million under the Term Note pursuant to the Credit Agreement. Borrowings under the Term Note are payable in 83 equal monthly installments of $106,000, with the balance of principal and interest payable on May 31, 2013. Borrowings under the Term Note bear interest at a rate of 7.21% per year.

        The Credit Agreement and Revolving Credit Note provide for a revolving credit facility that matures on July 31, 2007. The maximum aggregate amount available under the revolving credit facility is $3.5 million, subject to a borrowing base equal to 75% of the Company’s eligible accounts receivable. On May 26, 2006, the Company borrowed the entire $3.5 available under the revolving credit facility. The Company may borrow, repay and reborrow amounts under the revolving credit facility from time to time until its maturity on July 31, 2007. Borrowings under the revolving credit facility bear interest at a variable rate equal to (1) U.S. Bank’s prime rate less 0.50% or (2) one-, two-, three-, six- or twelve-month LIBOR.

        The Credit Facility is secured by certain of the Company’s assets, including the Company’s accounts receivable and intangibles.

        The Credit Facility contains various restrictions and covenants applicable to the Company, including requirements that the Company maintain certain financial ratios at prescribed levels and restrictions on the ability of the Company to consolidate or merge, create liens, incur additional indebtedness or dispose of assets. An addendum to the Credit Agreement specifically allows the Company to repurchase up to 750,000 shares of its common stock pursuant to its existing board authorization and, provided that the Company complies with all other covenants under the Credit Facility, to pay dividends.

        The Credit Facility also contains customary events of default. If an event of default under the Credit Facility occurs and is continuing, then U.S. Bank may (1) increase the interest rate on all obligations under the Credit Facility to 5.0% above the otherwise applicable rate and (2) declare any outstanding obligations under the Credit Facility to be immediately due and payable.

        The description of the Credit Facility set forth above is qualified in its entirety by reference to the Credit Agreement, the Revolving Credit Note and the Installment or Single Payment Note filed as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company has not filed the required audited financial statements with this Current Report on Form 8-K, but will file them prior to August 15, 2006.

(b)	Pro Forma Financial Information.

The Company has not filed the required pro forma financial information with this Current Report on Form 8-K, but will file it prior to August 15, 2006.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Asset Purchase Agreement, dated as of May 30, 2006, by and among TGI Group, LLC, National Research Corporation, Housatonic Equity Partners SBIC, L.P. and Gordon Clark.

(4.1)	Revolving Credit Agreement, dated as of May 26, 2006, between National Research Corporation and U.S. Bank National Association.

(4.2)	Revolving Credit Note, dated as of May 26, 2006, from National Research Corporation to U.S. Bank National Association.

(4.3)	Installment or Single Payment Note, dated as of May 26, 2006, from National Research Corporation to U.S. Bank National Association.

(99.1)	Press Release of National Research Corporation, dated May 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2006

NATIONAL RESEARCH CORPORATION
By: /s/ Patrick E. Beans
Patrick E. Beans
Vice President, Treasurer, Secretary and Chief
Financial Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 26, 2006

Exhibit
Number

(2.1)	Asset Purchase Agreement, dated as of May 30, 2006, by and among TGI Group, LLC, National Research Corporation, Housatonic Equity Partners SBIC, L.P. and Gordon Clark.

(4.1)	Revolving Credit Agreement, dated as of May 26, 2006, between National Research Corporation and U.S. Bank National Association.

(4.2)	Revolving Credit Note, dated as of May 26, 2006, from National Research Corporation to U.S. Bank National Association.

(4.3)	Installment or Single Payment Note, dated as of May 26, 2006, from National Research Corporation to U.S. Bank National Association.

(99.1)	Press Release of National Research Corporation, dated May 30, 2006.